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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date Earliest Event Reported): June 30, 2004

                        --------------------------------

                        NEW MEDIA LOTTERY SERVICES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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

   Virginia                                           000-49884                           87-0705063
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(State of other jurisdiction of                      (Commission                         (I.R.S. Employer
incorporation or organization Number)                File Number)                       Identification No.)



1400 Technology Drive, Harrisonburg, VA                                                      22802
---------------------------------------                                                      -----
(Address of principal executive offices)                                                   (Zip code)

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Registrant's telephone number, including area code:           (540) 437-1688
                                                              --------------


                            Residential Resales, Inc.
                      ------------------------------------
          (Former name or former address, if changed since last report)








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Item 5. Other Events and Regulation FD Disclosure

         On June 30, 2004, Residential Resales, Inc., a Florida corporation ("RRI"), merged with and into New Media Lottery Services, Inc. a Virginia corporation (the "Company"). The merger of RRI into the Company ("Merger") was consummated in accordance with the provisions of an Agreement and Plan of Merger ("Merger Agreement") between the parties, as filed with and described in a Definitive Information Statement on Schedule 14C filed with the Securities and Exchange Commission on June 9, 2004. The Merger was approved by the written consent of the holders of a majority of RRI's outstanding shares of common stock and all of the Company's outstanding shares of common stock on June 11, 2004.

     As provided in the Merger Agreement, on the effective date of the Merger:

       o each share of RRI common stock outstanding on the date of the Merger automatically was changed and converted into one fully paid and nonassessable, issued and outstanding share of common stock of the Company;

       o   RRI ceased to exist;

       o the Company continues to operate the business of RRI under the name "New Media Lottery Services, Inc.";

       o   the Company has the same address and telephone number as RRI; and

       o the Company assumed RRI's reporting requirements under the Securities Exchange Act of 1934, as amended.

     On July 1, 2004, Nathan Miller resigned as the President and director of the Company and Nancy Bowman resigned as the Secretary and a director of the Company. Also on July 1, 2004, the Board of Directors appointed John Carson, a director of Lottery Network Services, Ltd., the Company's Irish subsidiary ("LNS"), to serve as the Chief Executive Officer and a director, and Randolph Brownell, III, currently the Company's Vice President and a director of LNS, to serve as the Chief Operating Officer and director of the Company. A description of each of Mr. Carson's and Mr. Brownell's business experience is set forth in the Company's Current Report on Form 8-K as filed with the Securities and Exchange Commission on April 2, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW MEDIA LOTTERY SERVICES, INC.
Dated: July 12, 2004
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                                            By:      /s/ John Carson
                                                -----------------------------
                                                     John Carson, President

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